FIRST AMENDMENT TO LEASE AGREEMENT AT TUSCANY SQUARE

This Amendment to Lease Agreement is made August 13, 2018 by and between **Dakota UPREIT Limited Partnership** and existing under the laws of the State of North Dakota, hereinafter called the **Lessor** and **Dakota Capital Life Insurance Group, Jeffrey Brown, President** hereinafter called the **Lessee**.

WHEREAS, on September 23, 2016, Lessor entered into a Lease Agreement (hereinafter called the "Lease") with Lessee whereby Lessor demised and let to Lessee certain Premises commonly known as premises located in the County of Burleigh and State of North Dakota, more particularly described as comprising approximately 688 square feet of Suite 325 in the Building located at 107 West Main Ave., Bismarck, North Dakota 58501;

AND WHEREAS the Lessor and the Lessee wish to amend the Lease in accordance with the terms and conditions hereof;

NOW THEREFORE in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The parties agree that the recitals above are true and correct in all material respects.
2. The parties agree that the Lease is hereby modified and amended as follows:
   a. Lessee will exercise their first two-year option to renew, to renew the Lease starting on October 1, 2018 and leasing through September 30, 2020. Lessee has one remaining option to renew.

   Rent for the renewal term shall be:

   - October 1, 2018 – September 30, 2019 $920.00/month or $11,040.00/year
   - October 1, 2019 – September 30, 2020 $938.40/month or $11,260.80/year

3. The parties hereby confirm that all other terms and condition of the Lease are in full force and effect, unamended except as expressly provided in this Amendment.
4. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be and original and such counterparts together shall constitute one and the same instrument.
5. The parties acknowledge that this Amendment may be negotiated and transmitted between the parties by means of a facsimile machine and that the terms and conditions agreed to are binding upon the parties. Upon the Amendment being accepted, copies of the facsimile will be validated by both parties forthwith.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

LESSOR: Dakota UPREIT Limited Partnership

By: [signature]

Its: VP, COO

Date: August 13, 2018

Signature Witness: [signature]

Printed Name: Matt Hansen

LESSEE: Dakota Capital Life Insurance Group

By: Jeffrey Brown [signature]

Its: President

Date: 7/20/18

Signature Witness: [signature]

Printed Name: Rebecca Kinsinger